UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K
                          CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                         February 8, 2002
                          Date of Report
                (Date of Earliest Event Reported)



                        Medi-Hut Co., Inc.
                      ----------------------
      (Exact name of registrant as specified in its charter)

Nevada                            000-27119               222-436-721
(State of incorporation)    (Commission File Number)     (IRS Employer
                                                         Identification No.)



                     1935 Swarthmore Avenue
                    Lakewood, New Jersey 08701
                          (732) 901-0606
  (Address of principal executive offices and telephone number)

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ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     In December 2001 our board of directors determined it would be in our best interest to change independent auditors and we engaged Grant Thornton LLP, Certified Public Accountants and dismissed Rosenberg Rich Baker Berman & Company, Certified Public Accountants on January 24, 2002. However, on February 8, 2002 Grant Thornton LLP informed us that it resigned as our independent auditors.

     From January 24, 2002 through February 8, 2002, Grant Thornton LLP did not review any quarterly financial information nor issue a report related to our audited financial statements. From January 24, 2002 through February 8, 2002 we did not have any disagreements with Grant Thornton LLP on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


ITEM 7: EXHIBITS

Exhibit    Description

16         Letter of Agreement from
           Grant Thornton LLP           To be filed by amendment





                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         2/15/02
Date: _______________________    Medi-Hut Co., Inc.

                                       /s/ Joseph A. Sanpietro
                                 By:   ___________________________________
                                       Joseph A. Sanpietro
                                       President, CEO and Director